99.2

April 19, 2005

Atsushi Maki
Amanasu Environment Corporation

Receipt

We have received:

$400,000 -US

for the purchase of demonstration unit of Swing Melter (1 unit).

/S/ Katsutoshi Kogure

Katsutoshi Kogure
President
Kogure Works Co., LTD.

108-1 Munataka, Gunma-machi
Gunma-gun, Gunma 370-3521
Japan
TEL: 027-372-1111
FAX: 027-372-1112